UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant  ☒                             Filed by a party other than the registrant  ☐

Check the appropriate box:

☐	Preliminary proxy statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive proxy statement

☐	Definitive additional materials

☒	Soliciting material pursuant to Rule 14a-12

RUSSELL INVESTMENT FUNDS

(Name of Registrant as Specified in its Charter)

NOT APPLICABLE

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1.	Title of each class of securities to which transaction applies:
	2.	Aggregate number of securities to which transaction applies:
	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	4.	Proposed maximum aggregate value of transaction:
	5.	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1.	Amount Previously Paid:
	2.	Form, Schedule or Registration Statement No.:
	3.	Filing Party:
	4.	Date Filed:

Russell Investments files final Proxy Statements with the SEC

MARCH 2, 2016

Executive summary

Final Proxy Statements were filed this week with the Securities and Exchange Commission (SEC). Your clients with investments in Russell Investment Company (RIC) Funds and Russell Investment Funds (RIF) will begin receiving important proxy information via email or via hard copies in the mail the week of March 7, 2016. Shareholders are being asked to vote on one proposal for all Funds before the Special Meeting of shareholders scheduled for May 3, 2016.

THE SHAREHOLDER MAILING IS ANTICIPATED TO BEGIN THE WEEK OF MARCH 7, 2016 AND COMPLETED AROUND MARCH 18, 2016

THE SHAREHOLDER MEETING DATE IS SET FOR MAY 3, 2016

The intent of this communication is to make you aware of the proxy mailing and shareholder meeting dates and details about the proxy process in case you receive questions from your clients. We also want to let you know that, to obtain the necessary votes needed to pass the proposal, we plan to initiate several communications with shareholders, including mailings, emails, and telephone calls to help inform and educate the shareholders and ask for their proxy vote. The proxy statements are available on www.russellinvestments.com.

Overview

Russell Investments will issue definitive Proxy Statements based on shareholders of record as of January 19, 2016 for Russell Investment Funds (RIF) and February 22, 2016 for Russell Investment Company (RIC) Funds soliciting a shareholder vote on an important matter affecting the Funds. The proposal is described briefly below and then summarized in more detail in the following pages.

A special shareholder meeting will be held at the office of Russell Investments, 1301 Second Avenue, 18th Floor, Seattle, WA 98101 on May 3, 2016 for the purpose of considering the following proposal:

Approval of a new investment advisory agreement between each RIC and RIF Fund, respectively, and Russell Investment Management Company, each Fund’s current investment adviser (“RIMCo”) (or a limited liability company successor to RIMCo), as a result of a transaction involving the sale of Frank Russell Company’s asset management business (including RIMCo) (“Russell Investments”) to a newly-formed acquisition vehicle through which the limited partners of certain private equity funds affiliated with TA Associates Management, L.P. will indirectly acquire a majority ownership interest and the limited partners of certain private equity funds affiliated with Reverence Capital Partners, L.P. will indirectly acquire a significant minority ownership interest in Russell Investments.

NOT FDIC INSURED – MAY LOSE VALUE – NO BANK GUARANTEE

THIS MATERIAL IS FOR FINANCIAL PROFESSIONAL USE ONLY

AND NOT FOR DISTRIBUTION TO CURRENT OR POTENTIAL INVESTORS.

Russell Investments // Russell files final proxy statement with SEC

Process

The final, definitive Proxy Statements have now been filed with the SEC.

The Proxy materials:

•	Request that the shareholder read the full Proxy Statement.

•	Provide instructions for voting (by internet, telephone or mail).

•	Include a control number the shareholder will use when voting.

For shareholders who wish to receive a hard copy packet

Some shareholders who receive an email notification may prefer to receive a hard copy packet of the proxy materials rather than read them online, in which case they can request a full packet from Boston Financial Data Services (Russell Investments’ Proxy Solicitation Agent managing this process) by calling 1-844-700-1478.

For shareholders with wrap accounts

In some cases, particularly for wrap accounts, the partner home office may receive the materials and vote on the shareholders’ behalf. This depends on the agreements signed between the shareholder and the intermediary.

Solicitation of Proxies

Proxies will be solicited primarily by mailing of the proxy materials, but proxies also may be solicited through further mailings, telephone calls, personal interviews or email by officers of the Funds, employees or agents of RIMCo, and one or more third-party agents, including other financial intermediaries, particularly as the date of the Special Meeting approaches. The Funds have retained a proxy solicitor, Boston Financial Data Services (BFDS), to assist in forwarding and soliciting proxies. Pursuant to this arrangement, the proxy solicitor has agreed to contact shareholders, banks, brokers, and proxy intermediaries to secure votes on the proposal described in the Proxy Statement. Should shareholders require additional information regarding the proxy, they may call the proxy solicitor toll-free at 1-844-700-1478.

Timing

Proxy materials sent to shareholders either by mail or email	Mailing is anticipated to begin the week of March 7, 2016 and is anticipated to be completed around March 18, 2016.

Potential additional solicitation	As needed

Voting deadline	Unless a shareholder attends the special shareholder meeting, shareholder votes must be received by RIC or RIF, as applicable, prior the start of the meeting

Special shareholder meeting	May 3, 2016

THIS MATERIAL IS FOR FINANCIAL PROFESSIONAL USE ONLY

AND NOT FOR DISTRIBUTION TO CURRENT OR POTENTIAL INVESTORS.

Russell Investments // Russell files final proxy statement with SEC	/ p 2

How do the Trustees suggest shareholders vote?

At a meeting held on December 16, 2015, the Funds’ Boards of Trustees (the “Board” or the “Trustees”) unanimously approved new investment advisory agreements (the “New Advisory Agreements”) between RIC and RIMCo (or a limited liability successor to RIMCo) and RIF and RIMCo (or a limited liability successor to RIMCo). After careful consideration, the Boards of Trustees of the Trusts unanimously recommend that shareholders vote in favor of the proposal.

Summary of the proposal as described in the Proxy Statements

The Trusts’ Boards of Trustees (the “Board” or the “Trustees”) request shareholder approval of a new investment advisory agreement (the “Post-Transaction Agreement”) between each RIC and RIF Fund, respectively, and RIMCo, each Fund’s current investment adviser (“RIMCo”) (or a limited liability company successor to RIMCo), as a result of a transaction involving the sale of Frank Russell Company’s (“FRC”) asset management business (including RIMCo) (“Russell Investments”) to a newly-formed acquisition vehicle through which the limited partners of certain private equity funds affiliated with TA Associates Management, L.P. will indirectly acquire a majority ownership interest and the limited partners of certain private equity funds affiliated with Reverence Capital Partners, L.P. will indirectly acquire a significant minority ownership interest in Russell Investments (the “Transaction”). This proposal applies to all Funds, with each Fund voting separately on the proposal.

Because the consummation of the Transaction will result in RIMCo having a new controlling shareholder, under the Investment Company Act of 1940, as amended (the “1940 Act”), it will result in a change of control of RIMCo and the assignment and automatic termination of the existing agreement for each Fund. If the proposal is adopted by a Fund and the Transaction is consummated, RIMCo will continue to serve as the investment adviser to that Fund in accordance with the Post-Transaction Agreement and 1940 Act.

All shareholders of the Funds who own shares as of the close of business on January 19, 2016 (RIF) and February 22, 2016 (RIC) (the “Record Date”) are entitled to vote on the proposal.

Please see the definitive Proxy Statements, as filed on the SEC’s website at http://www.sec.gov, for full details.

During the proxy process, what do Russell Investments’ partners and financial professionals need to do?

First and foremost, we are asking partners’ home offices and financial professionals to encourage eligible shareholders to vote. In addition, at some point prior to the shareholder meeting, we may need additional assistance from partners and advisors to encourage shareholder participation.

When do we expect we may be asking for assistance?

Because the solicitation timeframe is limited, we will ask for assistance from specific partners and advisors during the entire solicitation period prior to the shareholder meeting on May 3, 2016.

THIS MATERIAL IS FOR FINANCIAL PROFESSIONAL USE ONLY

AND NOT FOR DISTRIBUTION TO CURRENT OR POTENTIAL INVESTORS.

Russell Investments // Russell files final proxy statement with SEC	/ p 3

Does the proposal ask shareholders to approve the sale of the company?

No, shareholders are not being asked to approve the sale of Russell Investments. Rather, the Proposal asks shareholders of each Fund to approve a new advisory agreement that allows RIMCo to continue to serve as investment advisor to that Fund following RIMCo’s ownership change.

If a partner or financial professional votes on behalf of the shareholder, what information will the shareholder receive related to the proxy?

So long as systems are coded properly, the shareholder should not receive any mailings or other contacts related to the proxy. However, in the event that an account has not been properly suppressed, there may be circumstances where a shareholder is either contacted or receives mailings inadvertently.

What happens during this proxy process?

The chart below provides key dates and activities.

Date	Activity
January 19, 2016	RIF shareholder record date – new shareholders after this date will not receive proxy statements

February 22, 2016	RIC shareholder record date – new shareholders after this date will not receive proxy statements

February 17, 2016	Preliminary Proxy Statements filed with the Securities and Exchange Commission (SEC)

March 2, 2016	Definitive Proxy Statements filed with the SEC

March 18, 2016	Anticipated completion of shareholder mailings

Prior to shareholder meeting	Outreach to shareholders

May 3, 2016	Shareholder meeting

The definitive Proxy Statements sent to shareholders include an introductory message that summarizes some key information contained in the proxy statements, i.e., the date and time of the shareholder meeting, and a list of the ways in which the shareholder can vote. Most shareholders will receive a proxy statement via mail or email. Some partners have discretion to vote on their clients’ behalf (see previous question) in which case the shareholders would not receive a proxy. Most shareholders with multiple funds will receive one proxy statement and a proxy card for each fund they hold or have a beneficial interest in.

Shareholders can vote at the special shareholder meeting on May 3, 2016, or by proxy by mail, internet, or telephone.

Because a certain number of shares are required to be present for each Fund, in person or by proxy, in order for the Fund to be able to reach quorum and conduct the meeting, Russell Investments’ proxy solicitor, Boston Financial Data Services (BFDS) will conduct follow-up by mail or telephone with certain shareholders who have not voted.

THIS MATERIAL IS FOR FINANCIAL PROFESSIONAL USE ONLY

AND NOT FOR DISTRIBUTION TO CURRENT OR POTENTIAL INVESTORS.

Russell Investments // Russell files final proxy statement with SEC	/ p 4

What happens if some of the Funds do not reach quorum?

A certain number of shares are required to be present for each Fund, in person or by proxy, in order to reach quorum and conduct the meeting. In the event that a quorum is not present at the special meeting, the persons named as proxies may propose one or more adjournments of the special meeting to permit further solicitation of proxies.

How do I respond if clients have questions about proxy voting?

Once the proxy statements have been mailed to shareholders, please refer clients to the Proxy Card for instructions on how to vote. If a shareholder has questions regarding the proposal, or needs assistance in casting their vote, they can call Boston Financial Data Services, the proxy solicitation agent, at 1-844-700-1478.

The chart below may be helpful to you in responding to specific questions your clients may have.

If the question is about:	Contact name:	Response:
Voting by Internet	N/A

If shareholder received proxy statement by mail, refer the shareholder to the Proxy Card for the website and instructions.

If the shareholder received the proxy statement via email, refer the shareholder to the email for instructions.

Voting by telephone	N/A

If shareholder received proxy statement by mail, refer the shareholder to the Proxy Card for the instructions.

If the shareholder received the proxy statement via email, refer the shareholder to the email for instructions.

Voting by mail	N/A

Refer the shareholder to the Proxy Card for instructions. A postage paid return envelope is included in the proxy materials.

If the shareholder receives multiple Proxy Cards, each card must be returned.

Questions or assistance with voting	Boston Financial Data Services (BFDS), Proxy Solicitation Agent, Call Center	Have the shareholder call: 1-844-700-1478

Information about attending the proxy shareholder meeting in person	Russell Investments	Call 1-800-787-7354 (RIC and RIF)

Requests for additional information about the Funds (prospectus, SAI, annual/semi-annual reports)	Russell Investments	Call 1-800-787-7354 (RIC and RIF) or: https://hosted.rightprospectus.com/russell/ (RIC) https://hosted.rightprospectus.com/RIF/ (RIF)

THIS MATERIAL IS FOR FINANCIAL PROFESSIONAL USE ONLY

AND NOT FOR DISTRIBUTION TO CURRENT OR POTENTIAL INVESTORS.

Russell Investments // Russell files final proxy statement with SEC	/ p 5

Contact information

Please refer shareholders to the shareholder’s Proxy Card for instructions on how to vote. If a shareholder has questions regarding the proposal, or needs assistance in casting their vote, they can call Boston Financial Data Services, the proxy solicitation agent, at 1-844-700-1478.

PLEASE READ THE APPLICABLE PROXY STATEMENT WHEN IT IS AVAILABLE. IT CONTAINS IMPORTANT INFORMATION. RUSSELL INVESTMENT COMPANY (RIC) AND RUSSELL INVESTMENT FUNDS (RIF) WILL MAIL THE PROXY STATEMENTS TO SHAREHOLDERS AND POLICY OWNERS OF RECORD AS OF FEBRUARY 22, 2016 (RIC) AND JANUARY 19, 2016 (RIF), RESPECTIVELY. THEY ARE ALSO AVAILABLE, WITHOUT CHARGE, ON THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE.

FOR MORE INFORMATION:

Call Russell Investments at 800-787-7354 or

visit www.russellinvestments.com

Fund objectives, risks, charges and expenses should be carefully considered before investing. A summary prospectus, if available, or a prospectus containing this and other important information can be obtained by calling (800) 787-7354 of visiting www.russellinvestments.com. Please read a prospectus carefully before investing.

Russell Investments is a trade name and registered trademark of Frank Russell Company, a Washington USA corporation, which operates through subsidiaries worldwide and is part of London Stock Exchange Group.

Copyright © Russell Investments 2016. All rights reserved.

Securities products and services offered through Russell Financial Services, Inc., member FINRA, part of Russell Investments.

First used: March 2016

RFS 16-16792

THIS MATERIAL IS FOR FINANCIAL PROFESSIONAL USE ONLY

AND NOT FOR DISTRIBUTION TO CURRENT OR POTENTIAL INVESTORS.

Russell Investments // Russell files final proxy statement with SEC	/ p 6

Russell Investments Proxy solicitation follow-up communication

Sample text for use by home offices/financial professionals to send to shareholders encouraging them to vote their proxy. Will need home office approval.

(salutation)

You are a shareholder in mutual funds advised by Russell Investment Management Company. Soon you will receive a proxy statement from Russell Investments regarding an important vote related to the shares you own. Perhaps you have already received the packet. You also may receive a call on behalf of Russell Investments asking for your vote.

If you have already voted, we sincerely thank you.

I want to assure you that proxy votes such as this are normal occurrences in mutual fund investing. This is a very important vote, and a minimum number of votes per fund must be received prior to the special shareholder meeting on May 3, 2016 in order for the fund to hold a valid shareholder meeting.

Attached is a letter from Sandra Cavanaugh, President and CEO of Russell Investment Company, containing more information.

Please take a moment to read the attached and cast your vote.

Thank you.

Sincerely

(financial professional)

PLEASE READ THE APPLICABLE PROXY STATEMENT WHEN IT IS AVAILABLE. IT CONTAINS IMPORTANT INFORMATION. RUSSELL INVESTMENT COMPANY (RIC) AND RUSSELL INVESTMENT FUNDS (RIF) WILL MAIL THE PROXY STATEMENTS TO SHAREHOLDERS AND POLICY OWNERS OF RECORD AS OF FEBRUARY 22, 2016 (RIC) AND JANUARY 19, 2016 (RIF), RESPECTIVELY. THEY ARE ALSO AVAILABLE, WITHOUT CHARGE, ON THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE.

RFS 16-16788

email text to send to FPs when FINAL proxy is filed – standard version

Subject Line: Update: Russell Investments Shareholder Proxy Process Begins

Banner: Notice. Russell Investments files final Proxy Statements

As part of our ongoing commitment to keep you informed regarding Shareholder communications for your clients invested with Russell Investments, we want to notify you that this week we filed the final, definitive Proxy Statements with the Securities and Exchange Commission (SEC).

The Proxy Statements ask shareholders of Russell Investment Company (RIC) Funds and Russell Investment Funds (RIF), respectively, for their votes on the approval of a new investment advisory agreement between each RIC and RIF Fund, respectively, and Russell Investment Management Company (RIMCo), each Fund’s current investment adviser (or a limited liability company successor to RIMCo), as a result of the sale of Russell Investments by London Stock Exchange Group to TA Associates and Reverence Capital Partners.

The shareholder mailing is anticipated to begin the week of March 7, 2016 and is anticipated to be completed around March 18, 2016. Some shareholders will receive information via email, and others will receive hard copies via mail. The shareholder meeting is scheduled for May 3, 2016.

Please urge your clients to vote. Shareholder participation is critical. Voting early in the process will prevent future communications from us about the proxy, including additional mailings and possible phone calls. We may reach out to you for assistance in alerting clients to this very important vote.

Download the following documents for further information:

•	Template for an email to your clients *

•	A letter from Sandy Cavanaugh for use with shareholders outlining the purpose of the vote*

•	Proxy Statements Final Filing Overview (FP use only)

•	Updated Proxy Process Timeline (FP use only)

•	Proxy statement

Together, we can strive to make this process as smooth and convenient as possible for shareholders.

Questions?

If you have any questions or concerns about this process, feel free to contact us at 800-787-7354 or service@Russell.com. If you prefer, request a follow-up at a time convenient to you by selecting the “Contact me” below.

*	Prior to sharing any materials with end investors, please ensure the documents are approved by your firm.

Thank you for your continued confidence in Russell Investments.

Sincerely,

Russell Investments

PLEASE READ THE APPLICABLE PROXY STATEMENT WHEN IT IS AVAILABLE. IT CONTAINS IMPORTANT INFORMATION. RUSSELL INVESTMENT COMPANY (RIC) AND RUSSELL INVESTMENT FUNDS (RIF) WILL MAIL THE PROXY STATEMENTS TO SHAREHOLDERS AND

POLICY OWNERS OF RECORD AS OF FEBRUARY 22, 2016 (RIC) AND JANUARY 19, 2016 (RIF), RESPECTIVELY. THEY ARE ALSO AVAILABLE, WITHOUT CHARGE, ON THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE.

THIS MATERIAL IS FOR FINANCIAL PROFESSIONAL USE ONLY AND

NOT FOR DISTRIBUTION TO CURRENT OR POTENTIAL INVESTORS.

Russell Investments is a trade name and registered trademark of Frank Russell Company, a Washington USA corporation, which operates through subsidiaries worldwide and is part of London Stock Exchange Group.

Securities products and services offered through Russell Financial Services, Inc., member FINRA (www.finra.org), part of Russell Investments.

Copyright© Russell Investments 2016. All rights reserved

First used March 2016 RFS 16790

To opt-out of receiving further email communications from Russell Investments similar in nature to this, please click here. We cannot process your request if you reply to this message. This email may include an offer from Russell Investments, 1301 Second Avenue, 18th Floor, Seattle, WA 98101.

email text to send to FPs when FINAL proxy is filed – Wells Fargo version (all same text as standard version except for Special Note at the bottom)

Subject Line: Update: Russell Investments Shareholder Proxy Process Begins

Banner: Notice. Russell Investments files final Proxy Statements

As part of our ongoing commitment to keep you informed regarding Shareholder communications for your clients invested with Russell Investments, we want to notify you that this week we filed the final, definitive Proxy Statements with the Securities and Exchange Commission (SEC).

The Proxy Statements ask shareholders of Russell Investment Company (RIC) Funds and Russell Investment Funds (RIF), respectively, for their votes on the approval of a new investment advisory agreement between each RIC and RIF Fund, respectively, and Russell Investment Management Company (RIMCo), each Fund’s current investment adviser (or a limited liability company successor to RIMCo), as a result of the sale of Russell Investments by London Stock Exchange Group to TA Associates and Reverence Capital Partners.

The shareholder mailing is anticipated to begin March 7, 2016 and is anticipated to be completed around March 18, 2016. Some shareholders will receive information via email, and others will receive hard copies via mail. The shareholder meeting is scheduled for May 3, 2016.

Please urge your clients to vote. Shareholder participation is critical. Voting early in the process will prevent future communications from us about the proxy, including additional mailings and possible phone calls. We may reach out to you for assistance in alerting clients to this very important vote.

Download the following documents for further information:

•	Sample text for an email to your clients *

•	A letter from Sandy Cavanaugh for use with shareholders outlining the purpose of the vote*

•	Proxy Statements Final Filing Overview (FP use only)

•	Updated Proxy Process Timeline (FP use only)

•	Proxy statement

Together, we can strive to make this process as smooth and convenient as possible for shareholders.

Questions?

If you have any questions or concerns about this process, feel free to contact me, or if you prefer, request a follow-up at a time convenient to you by selecting the “Contact Me” below.

Special Note:

Wells Fargo Advisors, LLC will vote proxies on behalf of shareholders with respect to any Recommended or Pathways mutual funds held in their FundSource program account(s). Only shareholders who elected to retain proxy voting authority will receive the above proxy materials. Shareholders will continue to receive proxy materials for all other mutual funds and securities held in their account other than Recommended and Pathways mutual funds.

*	Prior to sharing any materials with end investors, please ensure the documents are approved by your firm.

Thank you for your continued confidence in Russell Investments.

Sincerely,

Russell Investments

PLEASE READ THE APPLICABLE PROXY STATEMENT WHEN IT IS AVAILABLE. IT CONTAINS IMPORTANT INFORMATION. RUSSELL INVESTMENT COMPANY (RIC) AND RUSSELL INVESTMENT FUNDS (RIF) WILL MAIL THE PROXY STATEMENTS TO SHAREHOLDERS AND POLICY OWNERS OF RECORD AS OF FEBRUARY 22, 2016 (RIC) AND JANUARY 19, 2016 (RIF), RESPECTIVELY. THEY ARE ALSO AVAILABLE, WITHOUT CHARGE, ON THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE.

THIS MATERIAL IS FOR FINANCIAL PROFESSIONAL USE ONLY AND

NOT FOR DISTRIBUTION TO CURRENT OR POTENTIAL INVESTORS.

Russell Investments is a trade name and registered trademark of Frank Russell Company, a Washington USA corporation, which operates through subsidiaries worldwide and is part of London Stock Exchange Group.

Securities products and services offered through Russell Financial Services, Inc., member FINRA (www.finra.org), part of Russell Investments.

Copyright© Russell Investments 2016. All rights reserved

First used March 2016 RFS 16790 Wells

To opt-out of receiving further email communications from Russell Investments similar in nature to this, please click here. We cannot process your request if you reply to this message. This email may include an offer from Russell Investments, 1301 Second Avenue, 18th Floor, Seattle, WA 98101.

email text to send to FPs when FINAL proxy is filed – standard version

Subject Line: Update: Russell Investments Shareholder Proxy Process Begins

Banner: Notice. Russell Investments files final Proxy Statements

As part of our ongoing commitment to keep you informed regarding Shareholder communications for your clients invested with Russell Investments, we want to notify you that this week we filed the final, definitive Proxy Statements with the Securities and Exchange Commission (SEC).

The Proxy Statements ask shareholders of Russell Investment Company (RIC) Funds and Russell Investment Funds (RIF), respectively, for their votes on the approval of a new investment advisory agreement between each RIC and RIF Fund, respectively, and Russell Investment Management Company (RIMCo), each Fund’s current investment adviser (or a limited liability company successor to RIMCo), as a result of the sale of Russell Investments by London Stock Exchange Group to TA Associates and Reverence Capital Partners.

The shareholder mailing is anticipated to begin the week of March 7, 2016 and is anticipated to be completed around March 18, 2016. Some shareholders will receive information via email, and others will receive hard copies via mail. The shareholder meeting is scheduled for May 3, 2016.

Please urge your clients to vote. Shareholder participation is critical. Voting early in the process will prevent future communications from us about the proxy, including additional mailings and possible phone calls. We may reach out to you for assistance in alerting clients to this very important vote.

Download the following documents for further information:

•	Proxy Statements Final Filing Overview (FP use only)

•	Updated Proxy Process Timeline (FP use only)

•	Proxy statement

Together, we can strive to make this process as smooth and convenient as possible for shareholders.

Questions?

If you have any questions or concerns about this process, feel free to contact us at 800-787-7354 or service@Russell.com. If you prefer, request a follow-up at a time convenient to you by selecting the “Contact me” below.

Thank you for your continued confidence in Russell Investments.

Sincerely,

Russell Investments

PLEASE READ THE APPLICABLE PROXY STATEMENT WHEN IT IS AVAILABLE. IT CONTAINS IMPORTANT INFORMATION. RUSSELL INVESTMENT COMPANY (RIC) AND RUSSELL INVESTMENT FUNDS (RIF) WILL MAIL THE PROXY STATEMENTS TO SHAREHOLDERS AND POLICY OWNERS OF RECORD AS OF FEBRUARY 22, 2016 (RIC) AND JANUARY 19, 2016 (RIF), RESPECTIVELY. THEY ARE ALSO AVAILABLE, WITHOUT CHARGE, ON THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE.

THIS MATERIAL IS FOR FINANCIAL PROFESSIONAL USE ONLY AND

NOT FOR DISTRIBUTION TO CURRENT OR POTENTIAL INVESTORS.

Russell Investments is a trade name and registered trademark of Frank Russell Company, a Washington USA corporation, which operates through subsidiaries worldwide and is part of London Stock Exchange Group.

Securities products and services offered through Russell Financial Services, Inc., member FINRA (www.finra.org), part of Russell Investments.

Copyright© Russell Investments 2016. All rights reserved

First used March 2016 RFS 16790

To opt-out of receiving further email communications from Russell Investments similar in nature to this, please click here. We cannot process your request if you reply to this message. This email may include an offer from Russell Investments, 1301 Second Avenue, 18th Floor, Seattle, WA 98101.

email text to send to FPs when FINAL proxy is filed – Wells Fargo version (all same text as standard version except for Special Note at the bottom)

Subject Line: Update: Russell Investments Shareholder Proxy Process Begins

Banner: Notice. Russell Investments files final Proxy Statements

As part of our ongoing commitment to keep you informed regarding Shareholder communications for your clients invested with Russell Investments, we want to notify you that this week we filed the final, definitive Proxy Statements with the Securities and Exchange Commission (SEC).

The Proxy Statements ask shareholders of Russell Investment Company (RIC) Funds and Russell Investment Funds (RIF), respectively, for their votes on the approval of a new investment advisory agreement between each RIC and RIF Fund, respectively, and Russell Investment Management Company (RIMCo), each Fund’s current investment adviser (or a limited liability company successor to RIMCo), as a result of the sale of Russell Investments by London Stock Exchange Group to TA Associates and Reverence Capital Partners.

The shareholder mailing is anticipated to begin March 7, 2016 and is anticipated to be completed around March 18, 2016. Some shareholders will receive information via email, and others will receive hard copies via mail. The shareholder meeting is scheduled for May 3, 2016.

Please urge your clients to vote. Shareholder participation is critical. Voting early in the process will prevent future communications from us about the proxy, including additional mailings and possible phone calls. We may reach out to you for assistance in alerting clients to this very important vote.

Download the following documents for further information:

•	Proxy Statements Final Filing Overview (FP use only)

•	Updated Proxy Process Timeline (FP use only)

•	Proxy statement

Together, we can strive to make this process as smooth and convenient as possible for shareholders.

Questions?

If you have any questions or concerns about this process, feel free to contact me, or if you prefer, request a follow-up at a time convenient to you by selecting the “Contact Me” below.

Special Note:

Wells Fargo Advisors, LLC will vote proxies on behalf of shareholders with respect to any Recommended or Pathways mutual funds held in their FundSource program account(s). Only shareholders who elected to retain proxy voting authority will receive the above proxy materials. Shareholders will continue to receive proxy materials for all other mutual funds and securities held in their account other than Recommended and Pathways mutual funds.

Thank you for your continued confidence in Russell Investments.

Sincerely,

Russell Investments

PLEASE READ THE APPLICABLE PROXY STATEMENT WHEN IT IS AVAILABLE. IT CONTAINS IMPORTANT INFORMATION. RUSSELL INVESTMENT COMPANY (RIC) AND RUSSELL INVESTMENT FUNDS (RIF) WILL MAIL THE PROXY STATEMENTS TO SHAREHOLDERS AND POLICY OWNERS OF RECORD AS OF FEBRUARY 22, 2016 (RIC) AND JANUARY 19, 2016 (RIF), RESPECTIVELY. THEY ARE ALSO AVAILABLE, WITHOUT CHARGE, ON THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE.

THIS MATERIAL IS FOR FINANCIAL PROFESSIONAL USE ONLY AND

NOT FOR DISTRIBUTION TO CURRENT OR POTENTIAL INVESTORS.

Russell Investments is a trade name and registered trademark of Frank Russell Company, a Washington USA corporation, which operates through subsidiaries worldwide and is part of London Stock Exchange Group.

Securities products and services offered through Russell Financial Services, Inc., member FINRA (www.finra.org), part of Russell Investments.

Copyright© Russell Investments 2016. All rights reserved

First used March 2016 RFS 16790 Wells

To opt-out of receiving further email communications from Russell Investments similar in nature to this, please click here. We cannot process your request if you reply to this message. This email may include an offer from Russell Investments, 1301 Second Avenue, 18th Floor, Seattle, WA 98101.

Content for Russell.com re the proxy

Russell Proxy Voting Information

Background

On October 8, 2015, London Stock Exchange Group plc (LSEG) announced that it had entered into an agreement to sell the investment management business of Russell Investments (including Russell Investment Management Company (RIMCo)) to a newly-formed acquisition vehicle through which limited partners of certain private equity funds affiliated with TA Associates Management, L.P. (TA Associates), one of the oldest and most experienced global growth-oriented private equity firms, will indirectly acquire a majority ownership interest in Russell Investments. In addition, Reverence Capital Partners, L.P. (Reverence Capital), a private investment firm focused on investing in leading financial services companies, has partnered with TA Associates and limited partners of certain private equity funds affiliated with Reverence Capital will indirectly acquire a significant minority ownership interest in Russell Investments. The transaction is expected to close in the first half of 2016.

Fund shareholders and policy owners will receive proxy statements

As a result of the change of control of RIMCo resulting from the transaction, the current investment advisory agreement between each Fund of Russell Investment Company (RIC) and Russell Investment Funds (RIF), respectively, and RIMCo, each Fund’s current investment adviser, will terminate. Policy owners and most shareholders will receive a proxy statement asking them to approve a new investment advisory agreement that allows RIMCo (or a limited liability company successor to RIMCo) to continue to serve as investment adviser to each Fund for which such policy owner or shareholder is a holder of record as of January 19, 2016 for RIF and February 22, 2016 for RIC following the transaction.

Shareholders and policy owners with multiple Funds will receive one proxy statement and a proxy card or voting instruction card for each Fund held or in which they have a beneficial interest as of January 19, 2016 (RIF) and February 22, 2016 (RIC).

PROXY VOTING INFORMATION

Shareholders and policy owners can vote their shares by:

•	Mail: Sign, date, and complete the reverse side of the proxy card(s) or voting instruction card(s) and return in the postage-paid envelope provided.

•	Internet: Log on to the website address located on the proxy card(s) or voting instruction card(s). The control number found on the proxy card(s) or voting instruction card(s) is needed to vote by internet.

•	Touchtone Phone: Call the toll-free number on the proxy card(s) or voting instruction card(s) and follow the automated instructions. The proxy card(s) or voting instruction card(s) must be available at the time of the call.

•	In-person: Attend the shareholder meeting on May 3, 2016.

Should shareholders require additional information regarding the proxy, they may call the proxy solicitor toll-free at 1-844-700-1478.

PLEASE READ THE APPLICABLE PROXY STATEMENT WHEN IT IS AVAILABLE. IT CONTAINS IMPORTANT INFORMATION. RUSSELL INVESTMENT COMPANY (RIC) AND RUSSELL INVESTMENT FUNDS (RIF) WILL MAIL THE PROXY STATEMENTS TO SHAREHOLDERS AND POLICY OWNERS OF RECORD AS OF FEBRUARY 22, 2016 (RIC) AND JANUARY 19, 2016 (RIF), RESPECTIVELY. THEY ARE ALSO AVAILABLE, WITHOUT CHARGE, ON THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE, OR BY CLICKING THE LINK ON THIS WEBSITE.

Side bar:

Proxy materials

RIC proxy statement

RIF proxy statement

RFS 16665

Dear Shareholder,

As a shareholder in one or more Russell Investment Company Funds, we are asking for your vote on a very important matter affecting the Funds. The vote is on a new investment advisory agreement between Russell Investment Management Company (“RIMCo”) (or a limited liability company successor to RIMCo) and each Fund, as a result of a transaction involving the sale of Frank Russell Company’s asset management business (including RIMCo) (“Russell Investments”) to a newly-formed acquisition vehicle through which the limited partners of certain private equity funds affiliated with TA Associates Management, L.P. will indirectly acquire a majority ownership interest and the limited partners of certain private equity funds affiliated with Reverence Capital Partners, L.P. will indirectly acquire a significant minority ownership interest in Russell Investments.

You may have already received the proxy statement in the mail or via email, or you will be receiving it soon, requesting you to vote your shares prior to the Special Shareholders meeting on May 3, 2016. The Russell Investment Company Board of Trustees has carefully evaluated the proposal and believes that approval of the proposal is in the best interests of shareholders.

There are several convenient ways for you to cast your vote:

•	Web: Visit the website listed on the proxy card that is included with the proxy statement.

•	Mail: Mail the proxy card. Please be sure to sign, date, and return the card in the included postage-paid envelope.

•	Phone: Call the toll-free number listed on the proxy card.

•	In-person: Attend the shareholder meeting on May 3, 2016. Details are included in the proxy statement.

Your voice is critical in this proxy vote process. Voting early will eliminate future communications from Russell Investments about the proxy, including additional mailings and possible phone calls.

We appreciate your voting. Thank you for investing with Russell Investments.

Sincerely,

Sandra Cavanaugh

President and CEO, Russell Investment Company

PLEASE READ THE APPLICABLE PROXY STATEMENT WHEN IT IS AVAILABLE. IT CONTAINS IMPORTANT INFORMATION. RUSSELL INVESTMENT COMPANY (RIC) AND RUSSELL INVESTMENT FUNDS (RIF) WILL MAIL THE PROXY STATEMENTS TO SHAREHOLDERS AND POLICY OWNERS OF RECORD AS OF FEBRUARY 22, 2016 (RIC) AND JANUARY 19, 2016 (RIF), RESPECTIVELY. THEY ARE ALSO AVAILABLE, WITHOUT CHARGE, ON THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE.

RFS 16-16789

Russell Investments //

Email text for NAEs to share with home offices– FINAL filing

To be sent by individual NAE’s via personal Russell email. Same text for Eloqua template for partners without NAEs.

Subject Line: Update: Russell Investments Shareholder Proxy Process Begins

Banner: Notice. Russell Investments files final Proxy Statements

(salutation)

As communicated to you on February 18, 2016, Russell has initiated the proxy process as a result of the sale of Russell Investments by London Stock Exchange Group to TA Associates and Reverence Capital Partners.

We want to notify you that on March 2, 2016, we filed the final, definitive Proxy Statements with the Securities and Exchange Commission (SEC).

The shareholder mailing is anticipated to begin the week of March 7, 2016 and is anticipated to be completed around March 18, 2016. Some shareholders will receive information via email, and others will receive hard copies via mail. The shareholder meeting is scheduled for May 3, 2016.

Information for Financial Professionals:

Please see the following updated documents for financial professionals that provide an overview of the proposal shareholders will be asked to consider, the proxy solicitation process, and the anticipated timing. An email with this information for financial professionals will go out in the next day or two.

•	Proxy Statements Final Filing Overview (FP use only)

•	Updated Proxy Process Timeline (FP use only)

•	Proxy statement

During this proxy process, we may ask financial professionals for their assistance in reaching out to their clients invested with us to alert them to this very important proxy vote. Shareholder participation is critical. Voting early in the process will prevent future communications from us about the proxy, including additional mailings and possible phone calls.

If you have any questions or concerns about this process, please contact me.

Thank you for your continued confidence in Russell Investments.

Sincerely,

PLEASE READ THE APPLICABLE PROXY STATEMENT WHEN IT IS AVAILABLE. IT CONTAINS IMPORTANT INFORMATION. RUSSELL INVESTMENT COMPANY (RIC) AND RUSSELL INVESTMENT FUNDS (RIF) WILL MAIL THE PROXY STATEMENTS TO SHAREHOLDERS AND POLICY OWNERS OF RECORD AS OF FEBRUARY 22, 2016 (RIC) AND JANUARY 19, 2016 (RIF), RESPECTIVELY. THEY ARE ALSO AVAILABLE, WITHOUT CHARGE, ON THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE.

Russell Investments is a trade name and registered trademark of Frank Russell Company, a Washington USA corporation, which operates through subsidiaries worldwide and is part of London Stock Exchange Group.

Securities products and services offered through Russell Financial Services, Inc., member FINRA (www.finra.org), part of Russell Investments.

Copyright© Russell Investments 2016. All rights reserved

First used March 2016 RFS 16791

To opt-out of receiving further email communications from Russell Investments similar in nature to this, please click here. We cannot process your request if you reply to this message. This email may include an offer from Russell Investments, 1301 Second Avenue, 18th Floor, Seattle, WA 98101.

Email text for NAEs to share with home offices– FINAL filing

To be sent by individual NAE’s via personal Russell email. Same text for Eloqua template for partners without NAEs.

Subject Line: Update: Russell Investments Shareholder Proxy Process Begins

Banner: Notice. Russell Investments files final Proxy Statements

(salutation)

As communicated to you on February 18, 2016, Russell has initiated the proxy process as a result of the sale of Russell Investments by London Stock Exchange Group to TA Associates and Reverence Capital Partners.

We want to notify you that on March 2, 2016, we filed the final, definitive Proxy Statements with the Securities and Exchange Commission (SEC).

The shareholder mailing is anticipated to begin the week of March 7, 2016 and is anticipated to be completed around March 18, 2016. Some shareholders will receive information via email, and others will receive hard copies via mail. The shareholder meeting is scheduled for May 3, 2016.

Information for Financial Professionals:

Please see the following updated documents for financial professionals that provide an overview of the proposal shareholders will be asked to consider, the proxy solicitation process, and the anticipated timing. An email with this information for financial professionals will go out in the next day or two.

•	Sample text for an email to clients

•	A letter from Sandy Cavanaugh for use with shareholders outlining the purpose of the vote

•	Proxy Statements Final Filing Overview (FP use only)

•	Updated Proxy Process Timeline (FP use only)

•	Proxy statement

During this proxy process, we may ask financial professionals for their assistance in reaching out to their clients invested with us to alert them to this very important proxy vote. Shareholder participation is critical. Voting early in the process will prevent future communications from us about the proxy, including additional mailings and possible phone calls.

If you have any questions or concerns about this process, please contact me.

Thank you for your continued confidence in Russell Investments.

Sincerely,

PLEASE READ THE APPLICABLE PROXY STATEMENT WHEN IT IS AVAILABLE. IT CONTAINS IMPORTANT INFORMATION. RUSSELL INVESTMENT COMPANY (RIC) AND RUSSELL

INVESTMENT FUNDS (RIF) WILL MAIL THE PROXY STATEMENTS TO SHAREHOLDERS AND POLICY OWNERS OF RECORD AS OF FEBRUARY 22, 2016 (RIC) AND JANUARY 19, 2016 (RIF), RESPECTIVELY. THEY ARE ALSO AVAILABLE, WITHOUT CHARGE, ON THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE.

Russell Investments is a trade name and registered trademark of Frank Russell Company, a Washington USA corporation, which operates through subsidiaries worldwide and is part of London Stock Exchange Group.

Securities products and services offered through Russell Financial Services, Inc., member FINRA (www.finra.org), part of Russell Investments.

Copyright© Russell Investments 2016. All rights reserved

First used March 2016 RFS 16791

To opt-out of receiving further email communications from Russell Investments similar in nature to this, please click here. We cannot process your request if you reply to this message. This email may include an offer from Russell Investments, 1301 Second Avenue, 18th Floor, Seattle, WA 98101.

Mutual fund board
and shareholder
approval
Timeline* related to change of control of RIMCo and approval of new investment advisory agreements
Wave 1 Communications:
Prospectus supplements
Wave 2 Communications:
Proxy statement mailings
Wave 3 Communications:
Shareholder meeting
Supplement: Pending change of control
Shareholder record dates
Final proxy statements filed with SEC on EDGAR
Shareholder meeting
1/5/16
2/17/16
March 18
(tentative)
Mid-2016
11/6/15
1/19/16 (RIF)
2/22/16 (RIC)
3/2/16
5/3/16
Supplement: Board approval of new advisory agreements
Preliminary proxy statements filed with SEC on EDGAR
Proxy statement mailing complete
Transaction
Close
PLEASE READ THE APPLICABLE DEFINITIVE PROXY STATEMENT WHEN IT IS AVAILABLE. IT CONTAINS IMPORTANT INFORMATION. RUSSELL INVESTMENT COMPANY (RIC) AND RUSSELL INVESTMENT FUNDS (RIF) WILL MAIL THE DEFINITIVE PROXY STATEMENT TO SHAREHOLDERS AND POLICY OWNERS AS OF FEBRUARY 22, 2016 (RIC) AND JANUARY 19, 2016 (RIF), RESPECTIVELY. THE DEFINITIVE PROXY STATEMENTS WILL ALSO BE AVAILABLE, AND THE PRELIMINARY PROXY STATEMENTS ARE CURRENTLY AVAILABLE, WITHOUT CHARGE, ON THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE.
First used: February 2016 RFS 16-16337
*As of March 2, 2016
THIS MATERIAL IS FOR FINANCIAL PROFESSIONAL USE ONLY AND NOT FOR DISTRIBUTION TO CURRENT OR POTENTIAL INVESTORS.